                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               HARRIS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               HARRIS CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
       Not Applicable

(2) Aggregate number of securities to which transaction applies:
       Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       Not Applicable

(4) Proposed maximum aggregate value of transaction:
       Not Applicable

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
       Not Applicable

(2) Form, schedule or registration statement no.:
       Not Applicable

(3) Filing party:
       Not Applicable

(4) Date filed:
       Not Applicable

       NOTICE OF
       ANNUAL MEETING
       OF SHAREHOLDERS AND
       PROXY STATEMENT
       [HARRIS LOGO]
               PHILLIP W. FARMER
                   CHAIRMAN,
                 PRESIDENT AND
                CHIEF EXECUTIVE
                    OFFICER

                                                              September 16, 1996

               Dear Shareholder:

               You are cordially invited to attend the 1996 annual meeting of shareholders. The meeting will be held at the Melbourne Airport Hilton at Rialto Place in Melbourne, Florida on Friday, October 25, 1996, starting at 10:00 a.m.

               The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting, which includes the election of three directors for a three year term expiring in 1999, and the appointment of auditors for the coming year.

               Following the business session, I will report on current operations and on our forward plans. Following these reports there will be an open discussion period during which your questions and comments will be welcome.

               The attendance of shareholders at our annual meetings has been helpful in maintaining communications and understanding. We hope you will be able to join us.

               Cordially,

               /s/ Phillip W. Farmer


               HARRIS CORPORATION  Melbourne, Florida 32919  407/727-9100

                               HARRIS CORPORATION
                             1025 W. NASA BOULEVARD
                            MELBOURNE, FLORIDA 32919

                    Notice of Annual Meeting of Shareholders

TO THE HOLDERS OF COMMON STOCK OF
HARRIS CORPORATION:

     The annual meeting of the shareholders of Harris Corporation will be held at the Melbourne Airport Hilton at Rialto Place, Airport Boulevard, Melbourne, Florida, on Friday, October 25, 1996, at 10:00 a.m., for the following purposes:

1. To elect directors.

2. To select independent auditors.

3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on August 30, 1996 will be entitled to vote at the meeting.

                                                  By order of the Board of
                                                  Directors
                                                  RICHARD L. BALLANTYNE
                                                  Secretary

Melbourne, Florida
September 16, 1996

- - --------------------------------------------------------------------------------

                                IMPORTANT NOTICE

 TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND
   MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.
- - --------------------------------------------------------------------------------

                               HARRIS CORPORATION
                             1025 W. NASA BOULEVARD
                            MELBOURNE, FLORIDA 32919

                         ANNUAL MEETING OF SHAREHOLDERS

                          to be held October 25, 1996

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of the Corporation. A shareholder may revoke his proxy at any time prior to the time it is voted at the meeting by filing with the Secretary of the Corporation a written notice of revocation, by duly executing and delivering a subsequent proxy bearing a later date, or by attending the meeting and voting in person.

The record date for shareholders entitled to vote at the meeting is August 30, 1996.

The Corporation has only one class of outstanding shares, namely Common Stock, par value $1 per share, of which there were 38,955,394 shares outstanding on the record date and 9,125 holders of record. Each share is entitled to one vote.

The shares represented by each valid proxy will be voted at the meeting or any adjournment thereof, and, if a choice is specified in the proxy, the shares will be voted in accordance with such specification. If no vote is specified, the shares will be voted as set forth in the accompanying proxy. The election of directors requires a plurality of the votes cast. With respect to abstentions, shares are considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. With respect to shares held in brokerage accounts, shares which are not voted by the broker are not considered present at the meeting for the particular proposal.

So far as the directors of the Corporation are aware, no matters will be presented to the meeting for action on the part of the shareholders other than those stated in the notice. If any other matter is properly brought before the meeting, it is the intention of the persons named in the proxy to vote the shares to which the proxy relates in accordance with their best judgment.

The cost of soliciting proxies will be borne by the Corporation. Officers and employees may, by letter, telephone, or in person, make additional requests for the return of proxies. The Corporation will reimburse brokerage houses, custodians, nominees and others for their out-of-pocket expenses incurred in connection with such solicitation. The Corporation also has retained Georgeson & Company Inc. to aid in the solicitation of proxies at an estimated fee of $7,500. This Proxy Statement, the accompanying proxy and a copy of the Corporation's Annual Report for the year ended June 30, 1996, are being mailed to shareholders commencing on September 16, 1996.

ELECTION OF DIRECTORS

The Restated Certificate of Incorporation of the Corporation classifies the Board of Directors into three classes with three-year terms of office ending in different years. This year, the terms of Robert Cizik, John T. Hartley, and Karen Katen expire at the Annual Meeting of Shareholders and each of them has been nominated for a new three year term expiring at the Annual Meeting in 1999. In accordance with the Restated Certificate of Incorporation, a director shall hold office until the Annual Meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Vacancies may be filled by the remaining directors.

The authorized number of directors is presently fixed at ten. In accordance with the Corporation's retirement policy for directors, Walter F. Raab will retire from the Board in November 1996. From time to time, the Board considers potential candidates, and as an appropriate candidate is identified the Board will consider increasing the authorized number of directors. The terms of the continuing directors will expire at subsequent Annual Meetings of Shareholders.

The persons named in the accompanying proxy will vote in favor of electing the nominees to serve for the terms identified above, unless otherwise specified in the proxy. If any nominee shall become unavailable for election, the proxies will be voted for the election of such persons, if any, as shall be designated by the Board of Directors.

None of the nominees nor any of the incumbent directors is related to any other nominee or director or to any executive officer of the Corporation or its subsidiaries by blood, marriage or adoption.

Biographical summaries of the nominees and of the continuing directors appear on the following pages and data with respect to the number of shares of the Corporation's Common Stock beneficially owned by them as of July 31, 1996 are set forth in the table at page 10.

                               Board of Directors

PHILLIP W. FARMER
Term Expiring 1998

[PHOTO]

Mr. Farmer, 58, is chairman, president and chief executive officer of the Corporation. He joined Harris in 1982 as vice president-general manager of the Government Support Systems Division, was named vice president-Palm Bay Operations, Electronic Systems Sector in 1986, and senior vice president-sector executive in 1988. He was elected president of the Electronic Systems Sector in 1989, executive vice president of the Corporation in 1991, president and chief operating officer of the Corporation in 1993 and chairman and chief executive officer in 1995. Mr. Farmer was elected to the Harris Board in 1993 and is a member of the Executive Committee and the Investment Committee for the Harris Retirement Plans. Prior to his employment with the Corporation, Mr. Farmer held various management and technical positions with General Electric for twenty years. He serves on the board of governors of the Aerospace Industries Association. He is also a member of The Business Roundtable and a trustee of the Florida Institute of Technology.

- - --------------------------------------------------------------------------------

ROBERT CIZIK
Nominee for
Term Expiring 1999

[PHOTO]

Mr. Cizik, 65, is a former chairman and chief executive officer of Cooper Industries, Inc., a diversified manufacturing company. He joined Cooper Industries in 1961, and after a series of management positions, was elected president and chief operating officer in 1973, chief executive officer in 1975 and chairman in 1983. Mr. Cizik was elected to the Harris Board in 1988 and is a member of the Audit Committee, the Ethics Committee and the Executive Committee. He is a director of American Industrial Partners, Air Products and Chemicals, Inc., Pan Energy Corporation, Temple-Inland, Inc. and the National Association of Manufacturers.

LESTER E. COLEMAN
Term Expiring 1998

[PHOTO]

Dr. Coleman, 65, is the retired chairman and chief executive officer of the Lubrizol Corporation, a diversified specialty chemical company. Dr. Coleman joined Lubrizol in 1955 as a research chemist. He was elected a director of Lubrizol in 1974, became president in 1976, chief executive officer in 1978 and chairman of the board in 1982. He retired from Lubrizol in 1996. Dr. Coleman was elected to the Harris Board in 1985 and is a member of the Audit Committee and the Management Development and Nominating Committee and is chairman of the Ethics Committee. He is a director of Lubrizol Corporation, Norfolk Southern Corporation and S. C. Johnson & Son, Inc.

- - --------------------------------------------------------------------------------

ALFRED C. DECRANE, JR.
Term Expiring 1998

[PHOTO]

Mr. DeCrane, 65, is the retired chairman and chief executive officer of Texaco Inc. He joined Texaco in 1959; became president in 1983; chairman in 1987 and was elected to the additional position of chief executive officer in 1993. Mr. DeCrane was elected to the Harris Board in 1996 and is a member of the Ethics Committee. Mr. DeCrane is a director of CIGNA Corporation, Dean Witter, Discover & Co., and CPC International Inc. He is a Trustee of the Committee for Economic Development, and a Vice Chairman and Trustee of The Conference Board. He also serves as a member of the Board of Trustees of the University of Notre Dame and a Managing Director of the Metropolitan Opera Association.

RALPH D. DENUNZIO
Term Expiring 1997

[PHOTO]

Mr. DeNunzio, 64, is former chairman and chief executive officer of the investment banking firm of Kidder, Peabody & Co. Incorporated. Following his retirement from Kidder, Peabody & Co. Incorporated in 1987, he became president of Harbor Point Associates, Inc., a private investment and consulting firm in New York City. Mr. DeNunzio served as chairman of the Board of Governors of the New York Stock Exchange from 1971 to 1972 and as vice chairman from 1969 to 1971. He also served as chairman of the Securities Industry Association for the year 1981. Mr. DeNunzio was elected to the Harris Board in 1973 and is a member of the Executive Committee, the Investment Committee for the Harris Retirement Plans and the Ethics Committee and chairman of the Management Development and Nominating Committee. He is a director of AMP Incorporated, Federal Express Corporation and NIKE, Inc.

- - --------------------------------------------------------------------------------

JOSEPH L. DIONNE
Term Expiring 1997

[PHOTO]

Mr. Dionne, 63, is chairman and chief executive officer of The McGraw-Hill Companies, Inc., a publishing and information company. He joined McGraw-Hill as vice president of its book company in 1967, and after a series of management positions, was elected president and chief operating officer in 1981, president and chief executive officer in 1983, and chairman of the board and chief executive officer in 1988. Mr. Dionne was elected to the Harris Board in 1989 and is a member of the Executive Committee, the Management Development and Nominating Committee and the Ethics Committee. He is a director of The Equitable Life Assurance Society of the United States, The Equitable Companies, Inc., Alexander & Alexander Services, Inc. and Ryder System, Inc. Mr. Dionne is a member of the board of trustees of Hofstra University. He served as Chairman of the 1995-96 United Way of Tri-State Campaign.

JOHN T. HARTLEY
Nominee for
Term Expiring 1999

[PHOTO]

Mr. Hartley, 66, is the retired chairman and chief executive officer of the Corporation. He is the chairman of the Executive Committee and the Investment Committee for the Harris Retirement Plans, and a member of the Ethics Committee. He joined Radiation Incorporated in 1956 as a research engineer after serving one year as a member of the faculty of Auburn University. He was appointed a vice president of Radiation in 1961. In 1968, a year after the merger of Radiation with Harris, he was named vice president-general manager of the Electronic Systems division. He was elected vice president-group executive of Harris in 1971, executive vice president and a director in 1976, president and principal operating officer in 1978, president and chief operating officer in 1982, chief executive officer in 1986 and chairman in 1987. Mr. Hartley is a director of The Equitable Companies, Inc., The Equitable Life Assurance Society of the United States, and The McGraw-Hill Companies, Inc. He is also a director of the National Association of Manufacturers and serves as a trustee of the Florida Institute of Technology. Mr. Hartley is a former member of the President's National Security Telecommunications Advisory Committee and the Defense Policy Advisory Committee on Trade.

- - --------------------------------------------------------------------------------

KAREN KATEN
Nominee for
Term Expiring 1999

[PHOTO]

Ms. Katen, 47, is president of the United States Pharmaceuticals Group of Pfizer Inc. She joined Pfizer in 1974 after holding a series of management positions in the Roerig and Pfizer Labs divisions, she was named director of product management in 1983, vice president and director of operations in 1986, and vice president and general manager of the Roerig Division in 1991. She was elected a corporate vice president in 1992, executive vice president of the U.S. Pharmaceuticals Group in 1993 and president in 1995. Ms. Katen was elected to the Harris Board in 1994 and is a member of the Audit Committee and the Ethics Committee. She is a member of the Pharmaceutical Research and Manufacturers Association of America, and also a member of the National Pharmaceutical Council, the board of the American Bureau for Medical Advancement in China, Inc., and the board of the YMCA of Greater New York. Ms. Katen is also a board member of the United Way Tri-State, and on the national board of trustees for the American Cancer Society Foundation. She is also a council member of the graduate School of Business at the University of Chicago.

WALTER F. RAAB
Retiring November 1996

[PHOTO]

Mr. Raab, 71, is retired chairman and chief executive officer, and is currently a director and a member of the Executive Committee of the Board of AMP Incorporated, a manufacturer of electrical and electronic connection devices. Mr. Raab joined AMP in 1953, and after a series of management positions, was elected vice president and chief financial officer in 1979, vice chairman of the board and chief financial officer in 1981, and chairman of the board and chief executive officer in 1982. Mr. Raab was elected to the Harris Board in 1985 and is a member of the Ethics Committee and chairman of the Audit Committee. He is a director of the Dauphin Deposit Corporation.

- - --------------------------------------------------------------------------------

ALEXANDER B.
TROWBRIDGE
Term Expiring 1997

[PHOTO]

Mr. Trowbridge, 66, is a past president of the National Association of Manufacturers, in which capacity he served for ten years. He was vice chairman of Allied Chemical Corporation (now Allied-Signal Corporation) from 1976 to 1980, president of The Conference Board, Inc. from 1970 to 1976, and president of the American Management Association from 1968 to 1970. He was Secretary of Commerce from 1967 to 1968. Mr. Trowbridge was elected to the Harris Board in January 1990 and is a member of the Audit Committee, the Investment Committee for the Harris Retirement Plans, and the Ethics Committee. He is a director of New England Mutual Life Insurance Company, WMX Technologies, Inc.,
The Rouse Company, PHH Corporation, The Sun Company, Inc., Sun Resorts International, The Gillette Company, E. M. Warburg Pincus Counsellors Funds and ICOS Corporation. He also serves as a trustee of Phillips Academy and is a member of the Council on Foreign Relations.

INFORMATION ON BOARD OF DIRECTORS AND COMMITTEES

Meetings and Attendance

During the year, there were six meetings of the Board of Directors and sixteen meetings of the standing committees of the Board. All directors attended more than 75 percent of the aggregate of all meetings of the Board and the Board committees on which they served.

Committees of the Board

The Board has established five committees to assist in the discharge of its responsibilities, the principal functions of each committee are described below.

The Audit Committee assists the Board in ensuring that the Corporation's financial auditing and reporting practices, procedures and controls are within acceptable limits of sound practice and in accordance within applicable laws and regulations. The Committee meets periodically with the independent auditors, together with representatives of management, as appropriate, for the purpose of reviewing the scope and results of the annual audit of the financial statements and the recommendations of the auditors. The Committee also reviews the nature and extent of non-audit professional services performed by the auditors and annually recommends to the Board of Directors the firm of independent public accountants to be selected as auditors of the Corporation. The Committee held three meetings during the past fiscal year. The members of the Committee are Messrs. Cizik, Coleman, Raab (Chairman), Trowbridge and Ms. Katen.

The Management Development and Nominating Committee reviews and evaluates plans for the development, training and utilization of the Corporation's management resources; reviews the Corporation's compensation philosophy and establishes the compensation of officers of the Corporation other than the chairman and president, whose compensation is approved by all the outside directors; and administers the Corporation's stock incentive and stock based compensation plans. The Committee also recommends to the Board nominees to fill vacancies and to be elected at the annual meeting of shareholders. The Committee considers suggestions from all sources, including shareholders, as to possible candidates for directors. Any such suggestion, together with an appropriate biographical summary, should be sent to the Secretary of the Corporation. The Committee held five meetings during the past fiscal year. The members of the Committee are Messrs. Coleman, DeNunzio (Chairman) and Dionne.

The Executive Committee is authorized to evaluate and review the Corporation's financial performance, capital structure, significant capital asset transactions, major acquisitions and divestitures, and during the intervals between the meetings of the Board of Directors and to the extent permitted by law, to exercise all of the powers of the Board in the management of the business of the Corporation. The Committee held two meetings during the past fiscal year. The members of the Committee are Messrs. Cizik, DeNunzio, Dionne, Farmer and Hartley (Chairman).

The Investment Committee for the Harris Corporation Retirement Plans oversees the financial administration and operation of the Corporation's various retirement and pension plans, including the selection and review of the performance of the investment funds and the independent investment advisors for the plans. The Committee held four meetings during the past fiscal year. The members of the Committee are Messrs. DeNunzio, Farmer, Hartley (Chairman) and Trowbridge.

The Ethics Committee oversees the Corporation's continuing program relating to standards of business conduct. The Committee held two meetings during the past fiscal year. The Committee is comprised of all the outside Directors. Mr. Coleman is the Chairman.

Directors' Compensation

Non-employee directors receive an annual retainer fee of $26,500. In addition, non-employee directors who serve on the Executive Committee, Audit Committee, the Ethics Committee, the Management Development and Nominating Committee, or the Investment Committee for the Harris Retirement Plan receive an additional annual fee of $1,500 for their services on each of said committees, plus $1,000 if serving as chairman of the committee.

Each director who is not an employee of the Corporation receives $1,200 for attendance at each Board meeting plus $800 for attendance at any other meeting devoted to the affairs of the Corporation.

Under the Corporation's Stock Incentive Plan as currently in effect, directors who are not employees of the Corporation are annually granted an option to purchase 1,000 shares of the Corporation's Common Stock on the date of each Annual Meeting. The options are non-statutory options and are priced at 100% of the fair market value on the date of grant. Fifty percent of the option shares become exercisable on the first annual anniversary of the date of grant and twenty-five percent on each of the two succeeding anniversary dates; how-ever, any options outstanding for more than one year at the time a change in control of the Corporation occurs become immediately exercisable. In the event of a director's retirement, vested options may be exercised for three years thereafter, and, in the event of a director's death, options then exercisable may be exercised for twelve months thereafter. Pursuant to the terms of the Plan, neither the Board nor any committee of the Board has any discretion with respect to options granted to directors.

Under the Corporation's Directors Retirement Plan, each director who is not an employee of the Corporation and has served at least five years as a director is eligible to receive benefits under the Plan. The Plan provides for annual retirement and disability benefits for each eligible director of the Corporation in an amount equal to, at a minimum, fifty percent of the annual retainer fee at retirement or disability, as the case may be, plus an additional ten percent for each year of service on the Board, up to one hundred percent of such fee. Such benefits are payable upon the later of retirement or attainment of age 65, or in the event of disability. In the event of a change in control, a retired director who is a beneficiary under the Plan will be paid the actuarial equivalent of the retirement benefit and a director who is not then a Plan beneficiary shall become a beneficiary upon the latter of completion of one year of service or the date of a change in control. If due to a change in control, a director has not completed five years of service, the actuarial equivalent of the benefit will be reduced pro rata based on actual years of service.

                               ------------------

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table shows the beneficial ownership of the Corporation's Common Stock as of July 31, 1996, for each director and nominee for director, each of the executive officers named in the Summary Compensation Table and the directors and executive officers as a group. Except as otherwise noted, the named individual or family members had sole voting and investment power with respect to such securities.

The rules of the Securities and Exchange Commission require disclosure regarding any person known to the Corporation to be a beneficial owner of more than five percent of the Corporation's Common Stock. FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, a parent holding company, has informed the Corporation that, as of December 31, 1995, it held 2,752,638 shares of Common Stock, representing 7.02% of the Corporation's Common Stock, through its subsidiaries, Fidelity Management and Research Company, an investment advisor, which held 2,540,254 shares, representing 6.48% of the Corporation's Common Stock and Fidelity Management Trust Company, a bank, which held 212,384 shares, representing 0.54% of the Corporation's Common Stock. FMR Corp. exercises sole voting power with respect to 155,184 of such shares and sole dispositive power with respect to all of such shares. J. P. Morgan & Co. Incorporated, 60 Wall Street, New York, New York 10260, a parent holding company, has informed the Corporation that, as of December 29, 1995 it held 3,268,184 shares of the Corporation's Common Stock, representing 8.3% of the Corporation's Common Stock.
J. P. Morgan & Co. Incorporated exercises sole voting power with respect to 1,692,290 of such shares and sole dispositive power with respect to 3,125,969 of such shares.

                                                                           NUMBER OF
                                                                             SHARES
                                                                          BENEFICIALLY
                                 NAME                                       OWNED (1)
- - ---------------------------------------------------------------------------------------
Wesley E. Cantrell (2).................................................      75,746
Robert Cizik (3).......................................................       4,500
Lester E. Coleman (3) (4)..............................................       4,500
Alfred C. DeCrane, Jr..................................................       1,000
Ralph D. DeNunzio (3)..................................................       6,500
Joseph L. Dionne (3)...................................................       3,788
Phillip W. Farmer (2)..................................................     157,184
John C. Garrett (2)....................................................      45,330
John T. Hartley (2) (3) (4) (5)........................................     130,710
Karen Katen............................................................       1,000
Guy W. Numann (2)......................................................     115,041
Walter F. Raab (3).....................................................       4,500
Bryan R. Roub (2)......................................................      59,677
Alexander B. Trowbridge (3)............................................       3,700
Directors and Executive Officers as a group (6)........................     673,366

(1) No individual director, nominee for director or named executive officer beneficially owns 1% or more of the Corporation's outstanding Common Stock.

(2) The shares reported include performance shares awarded under the Corporation's Stock Incentive Plan for which the performance period has not expired and as to which the named individuals have sole voting power but no investment power, as follows: Mr. Farmer -- 55,000 shares; Mr. Cantrell --
10,000 shares; Mr. Garrett -- 20,000 shares; Mr. Numann -- 25,000 shares; Mr. Roub -- 18,500 shares and Mr. Hartley -- 11,668 shares; and shares that are available under stock options granted under the Corporation's Stock Incentive Plan, or its predecessor, the Stock Option Plan for Key Employees, which are exercisable within 60 days of July 31, 1996 as follows: Mr. Farmer -- 54,624 shares; Mr. Cantrell -- 46,851 shares; Mr. Garrett -- 15,000 shares; Mr. Numann
- - -- 34,017 shares; Mr. Roub -- 12,123 shares and Mr. Hartley -- 59,517 shares.

(3) The shares reported include shares that are available under stock options granted under the Corporation's Stock Incentive Plan, which are exercisable within 60 days of July 31, 1996 as follows: Mr. Cizik -- 3,500 shares; Dr. Coleman -- 3,000 shares; Mr. DeNunzio -- 3,500 shares; Mr. Dionne -- 3,500 shares; Mr. Hartley -- 59,517 shares; Mr. Raab -- 3,500 shares; Mr. Trowbridge
- - -- 2,000 shares.

(4) The shares reported do not include shares owned by family members as follows: Dr. Coleman -- 300 shares; Mr. Hartley -- 1,000 shares; Dr. Coleman and Mr. Hartley disclaim beneficial ownership of such shares.

(5) The shares reported include 261 shares held in a trust of which Mr. Hartley serves as trustee.

(6) The shares reported as owned by the directors and executive officers as a group include 242,200 performance shares awarded to the executive officers under the Corporation's Stock Incentive Plan, and 254,770 shares available for purchase under stock options granted under the Corporation's Stock Incentive Plan, or its predecessor, the Stock Option Plan for Key Employees, which are exercisable within 60 days of July 31, 1996. The shares reported do not include 1,300 shares owned by family members, for which such directors and executive officers disclaim beneficial ownership.

MANAGEMENT DEVELOPMENT AND
NOMINATING COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

The Management Development and Nominating Committee approves the Corporation's compensation philosophy and the compensation, perquisites and other benefits of the Corporation's executive officers under salary, incentive and other plans authorized by the Board of Directors or the Corporation's shareholders.

The Management Development and Nominating Committee is composed entirely of independent outside directors. Each year, the Committee reviews compensation matters with the Board of Directors. In addition, the Committee recommends for consideration and approval by all of the outside directors the compensation for the Chairman of the Board.

Compensation Philosophy

The Corporation's executive compensation philosophy is designed to address the needs of the Corporation, its executives and its shareholders. The executive compensation program is structured to:

     - closely link compensation to the individual's performance and the Corporation's financial results

     - align the interests of the Corporation's executives and its shareholders by emphasizing both the short term and strategic focus of the Corporation's businesses and by facilitating management stock ownership

     - enable the Corporation to attract and retain a world class management team.

This philosophy applies to all management employees of the Corporation including the named executive officers. The Corporation's executive compensation program is composed of: (i) an annual cash component, consisting of salary and an incentive based on the financial performance of: a Sector or Division in the case of Sector and Division management, respectively; a Sector and the Corporation in the case of the Sector Presidents; and the Corporation in the case of the other Corporate officers; and (ii) a long-term incentive component, consisting of stock options and performance shares. Mr. Cantrell participates in the Lanier Key Contributor Bonus Plan and the Harris Stock Incentive Plan.

The Corporation utilizes a formal system for evaluating executive performance. Executive annual cash compensation consisting of base pay and an annual incentive award opportunity is determined by reference to: external industrial surveys of compensation of executives in similar positions; past individual performance and experience in the position; proxy statement compensation analyses; and scope of responsibility. The payouts for annual incentive awards are based upon the degree of achievement of the net income target of the executive's business unit which is established before the start of the year as part of the Corporation's strategic planning process. Similarly, executive long-term compensation payouts in the form of performance shares or cash are also tied to the degree of attainment of financial and operating goals and objectives outlined in the strategic planning process.

The Corporation's executive compensation program is designed to ensure that executive pay remains competitive with pay for comparable jobs, responsibilities and performance in leading industrial companies. The Corporation periodically retains outside compensation and benefit consultants to review the Corporation's executive compensation programs.

Total Annual Compensation

Annual cash compensation consists of a fixed salary and an opportunity for a variable performance incentive. The Corporation's Annual Incentive Plan, which was approved by the shareholders of the Corporation at the 1995 Annual Meeting, provides for payment of a designated amount based upon achievement of specific financial objectives. Performance is measured as a percent of attainment against these objectives. Payments may not exceed 200% of the designated amount. The percentage of total annual pay attributable to incentive compensation increases proportionately with the executive's level of management responsibility. For the executive officers named in the Summary Compensation Table, planned incentive compensation ranges from 48% to 57% of total annual compensation.

Long-Term Compensation

The Corporation's Stock Incentive Plan, which was initially, and as subsequently amended and, approved by the shareholders of the Corporation at the 1990 and 1995 Annual Meetings, respectively, provides the means for aligning executive interests and shareholder interests. The Plan permits the granting of any or all of the following types of awards: (1) performance shares conditioned upon meeting performance criteria,
(2) restricted stock, (3) stock options, including incentive stock options, (4) stock appreciation rights, independent of or in tandem with stock options, and
(5) other awards valued in whole or in part by reference to, or otherwise based on, the Corporation's Common Stock.

The Committee believes that through the use of stock incentives the interests of the Corporation's executives are directly related to enhancing shareholder value. To date, the Committee has granted only performance share awards and stock options. With respect to performance share awards, the Committee determines the applicable performance criteria utilizing the Corporation's strategic planning process and a period of time (generally, three fiscal years) during which the Corporation's performance is to be measured. The Committee then assigns to each participant a number of performance shares and establishes a means for computing the number of performance shares that can be earned during the period based on: the performance of a Sector or Division in the case of Sector and Division management respectively; of a Sector and the Corporation in the case of the Sector Presidents; and of the Corporation in the case of other Corporate officers. For fiscal 1996, payouts ranged from zero to 130% of the performance share award. Performance shares are valued in direct relation to the market value of the equivalent number of shares of the Corporation's Common Stock. Stock options are granted at fair market value as of the grant date, vest over three years, and have a term of not greater than ten years. Stock options provide value to the executives only when the price of the Corporation's Common Stock increases above the option grant price.

Grants made to the executive officers under the Corporation's Stock Incentive Plan and Annual Incentive Plan comply with the requirements of Internal Revenue Code Section 162(m). In any year, however, the Board or the Committee may determine in light of all applicable circumstances that it would be in the best interests of the Corporation for compensation to be paid under such plans or otherwise in a manner that would not satisfy the requirements of Section 162(m).

Chief Executive Officer Compensation

In determining Mr. Farmer's base salary, incentive compensation and performance share award for fiscal 1996, the Committee considered both the Corporation's performance and Mr. Farmer's individual performance by the same measures described above for determining executive officer compensation.

Under the Corporation's Annual Incentive Plan, Mr. Farmer received annual incentive compensation for fiscal 1996 based upon 102% achievement of the Corporation's net income target for the year. Mr. Farmer's long-term incentive compensation was based upon aggregate earnings per share performance compared with the aggregate earnings per share target established for the three year period commencing July 1, 1993 and ending June 30, 1996. Based upon the performance of the Corporation and the payout formula approved by the Committee, the Committee authorized a payout of 20,000 shares for Mr. Farmer for the three year period commencing July 1, 1993 and ending June 30, 1996.

               Ralph D. DeNunzio, Chairman
               Lester E. Coleman
               Joseph L. Dionne

PERFORMANCE GRAPH

The graph below compares the performance of the Corporation with the performance of the Standard and Poor's (S&P) 500 Composite Index and the S&P High Technology Composite Index. The comparison of total return on investment (change in year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on June 30, 1991 in the Corporation and each of the indices.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              AMONG S&P 500, S&P HIGH TECH AND HARRIS CORPORATION

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)           S&P 500      S&P HIGH TECH      HARRIS
1991                                       100             100             100
1992                                       113             106             111
1993                                       129             124             161
1994                                       131             134             188
1995                                       165             218             228
1996                                       207             260             275

SUMMARY COMPENSATION TABLE

The table below illustrates annual and long-term compensation for services to the Corporation for the fiscal years ended June 30, 1996, 1995 and 1994 for those executives who, as of June 30, 1996 were (i) Chief Executive Officer and
(ii) the other four most highly compensated executives of the Corporation.

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                                                    -----------------------
                                                ANNUAL COMPENSATION                  AWARDS       PAYOUTS
                                     ------------------------------------------     --------     ----------
                                                                 OTHER ANNUAL       OPTIONS/        LTIP           ALL OTHER
        NAME AND                                                COMPENSATION(1)       SARS       PAYOUTS(2)     COMPENSATION(4)
   PRINCIPAL POSITION       YEAR     SALARY($)     BONUS($)           ($)              #            ($)               ($)
- - -------------------------------------------------------------------------------------------------------------------------------
P. W. Farmer                1996      533,333      507,700           81,600          31,880      1,220,000          171,576
  President and Chief       1995      441,667      407,775           80,662               0        774,375          126,880
  Operating Officer         1994      387,500      357,565           63,382           2,744        661,875           96,446
W.E. Cantrell               1996      297,462      372,960            6,800          15,203        225,000 (3)        9,414
  President -- Lanier       1995      283,077      358,750                0           8,000        132,000 (3)        7,677
  Worldwide                 1994      285,577      337,680                0          14,661        147,000 (3)        6,653
J.C. Garrett                1996      277,500      235,761           34,000          10,000        610,000           89,893
  President --              1995      262,500      304,810           24,800               0              0           79,599
  Semiconductor Sector      1994      250,000      240,136           11,200               0              0          111,136
G.W. Numann                 1996      277,500      276,293           35,360          14,902        742,980           98,939
  President --              1995      262,500      300,196           43,591               0        542,063           88,341
  Communications            1994      250,000      294,147           38,364           2,401        389,712           70,796
  Sector
B.R. Roub                   1996      263,333      253,850           30,600          16,623        549,000           84,717
  Senior Vice President     1995      253,333      260,976           38,068           6,467        464,625           74,578
  Chief Financial
    Officer                 1994      245,000      247,545           33,488           4,593        361,825           61,277

                               ------------------

(1) None of the executive officers named in the Summary Compensation Table received personal benefits in excess of the lesser of $50,000 or 10% of total compensation for fiscal 1996, 1995 or 1994. The amounts reported represent dividend equivalent payments on outstanding performance shares granted under the Stock Incentive Plan.

(2) The value of performance shares earned for the three year period ended June 30, 1996 (Mr. Farmer -- 20,000; Mr. Numann -- 12,180; Mr. Garrett -- 10,000; and
Mr. Roub -- 9,000) is based upon the closing price of the Corporation's Common Stock on June 30, 1996.

The value of the shares earned for the three year period ended June 30, 1995 (Mr. Farmer -- 15,000; Mr. Numann -- 10,500; and Mr. Roub -- 9,000) is based upon the closing price of the Corporation's Common Stock on June 30, 1995.

The value of the shares earned for the three year period ended June 30, 1994 (Mr. Farmer -- 15,000; Mr. Numann -- 8,832 and Mr. Roub -- 8,200 shares) is based upon the closing price of the Corporation's Common Stock on June 30, 1994.

Performance shares that were not earned were forfeited and returned to the Corporation. For the performance period ended June 30, 1994, Mr. Numann forfeited 768 shares.


(3) Mr. Cantrell's grants were made under the Lanier Worldwide, Inc. Long Term Incentive Plan For Key Employees described in the Long Term Incentive Plans -- Awards in Last Fiscal Year table. The payment reflected in the table for fiscal 1996, 1995 and 1994 are for performance during the three year performance period ended June 30 of each such year.

(4) Amounts reported include:

      (i) Contributions to the Harris Corporation Retirement Plan for fiscal 1996: Mr. Farmer -- $12,000; Mr. Garrett -- $12,000; Mr. Numann --
          $12,000; and Mr. Roub -- $12,000; for fiscal 1995: Mr. Farmer --
          $15,964; Mr. Garrett -- $16,879; Mr. Numann -- $12,144; and Mr. Roub
          -- $11,992; for fiscal 1994: Mr. Farmer -- $10,503; Mr. Garrett --
          $8,976; Mr. Numann -- $10,485; and Mr. Roub -- $10,470.

      (ii) Contributions to the Corporation's Supplemental Executive Retirement Plan for fiscal 1996: Mr. Farmer -- $147,096; Mr. Garrett -- $73,128; Mr. Numann -- $75,442; and Mr. Roub -- $58,532; for fiscal 1995: Mr. Farmer -- $100,464; Mr. Garrett -- $58,644; Mr. Numann -- $65,123;
           and Mr. Roub -- $47,095; and for fiscal 1994: Mr. Farmer -- $76,894; Mr. Numann -- $51,017; and Mr. Roub -- $47,095.

     (iii) Contributions for fiscal 1996 of $4,500; for fiscal 1995 of $4,500, and for fiscal 1994 of $3,476 on behalf of Mr. Cantrell to the Lanier Worldwide, Inc. Savings Incentive Plan.

     (iv) The taxable portion of premiums on life insurance provided by the Corporation for fiscal 1996: Mr. Farmer -- $12,480; Mr. Cantrell -- $4,914; Mr. Garrett -- $4,765; Mr. Numann -- $11,517; and Mr. Roub --
          $4,256; for fiscal 1995: Mr. Farmer -- $10,452; Mr. Cantrell -- $3,177; Mr. Garrett -- $4,076; Mr. Numann -- $11,074; and Mr. Roub --
          $4,054; for fiscal 1994: Mr. Farmer -- $9,049; Mr. Cantrell -- $3,177;
          Mr. Garrett -- $2,160; Mr. Numann -- $9,294; and Mr. Roub -- $3,712.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Shown below is additional information on grants of stock options made under the Stock Incentive Plan during the fiscal year ended June 30, 1996.

                         INDIVIDUAL GRANTS
                    ---------------------------                                     POTENTIAL REALIZABLE VALUE AT
                                    % OF TOTAL                                      ASSUMED ANNUAL RATES OF STOCK
                    OPTIONS/SARS   OPTIONS/SARS                                     PRICE APPRECIATION FOR OPTION
                     GRANTED        GRANTED TO      EXERCISE OR                                 TERM
                       (1)         EMPLOYEES IN      BASE PRICE      EXPIRATION     -----------------------------
      NAME             (#)         FISCAL YEAR       ($/SHARE)          DATE           5%($)            10%($)
- - -----------------------------------------------------------------------------------------------------------------
P. W. Farmer          30,000            8.7           $ 58.625        08/25/05       $1,106,068       $2,802,994
                       1,880            0.5           $ 66.000        08/22/96       $    3,174       $    6,277

W. E. Cantrell        10,000            2.9           $ 58.625         8/25/05       $  368,689       $  934,331
                       3,760            1.1           $ 66.000        08/22/96       $    6,349       $   12,554
                         732            0.2           $ 66.000        08/24/00       $   11,930       $   26,038
                         711            0.2           $ 66.000        08/23/01       $   14,497       $   32,472

J. C. Garrett         10,000            2.9           $ 58.625        08/25/05       $  368,689       $  934,331

G. W. Numann          11,000            3.2           $ 58.625        08/25/05       $  405,558       $1,027,764
                       3,909            1.1           $ 64.500        08/22/96       $    6,693       $   13,240

B. R. Roub             9,000            2.6           $ 58.625        08/25/05       $  331,820       $  840,898
                       1,355            0.4           $ 62.250        08/22/96       $    2,320       $    4,591
                         652            0.2           $ 62.250        08/22/96       $    1,116       $    2,209
                       1,295            0.4           $ 66.000        08/27/98       $   11,223       $   23,294
                         256            0.1           $ 66.000        01/22/98       $    1,672       $    3,420
                         239            0.1           $ 66.000        08/27/98       $    2,071       $    4,299
                       2,608            0.8           $ 66.000        08/26/99       $   32,311       $   68,753
                       1,218            0.4           $ 66.000        01/22/98       $    7,955       $   16,273

- - ---------------
Shareholder Gain(2)                                                $1,491,205,893    $3,779,008,513
Named Executive Officers' gain as % of all shareholders gain                 0.18%             0.18 %

                                ---------------

(1) All stock option grants were made under the Corporation's Stock Incentive Plan. The term of each stock option is generally 10 years and is exercisable in installments as follows: 50% after one year; 75% after two years; and 100% after three years. The exercise price is the closing price of a share of the Corporation's Common Stock on the date of grant. The exercise price may be paid in cash and/or shares of the Corporation's Common Stock, or "cashless exercise" procedures may be used. If shares of the Corporation's Common Stock are delivered in payment, a Restoration Stock Option (RSO) will be granted equal to the number of shares used to exercise the stock option. The expiration date of these grants remains the last day the underlying grant is exercisable. RSO grants are non-qualified, and are first exercisable six months after the date of grant at the then market value. In the event of a change in control, any outstanding options become immediately exercisable.

(2) The enclosed information shows the increase in market value of the Corporation's Common Stock for all shareholders, assuming the stock price appreciation at 5% and 10%, respectively, over a ten year period.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

Shown below is information with respect to the options exercised and unexercised options to purchase the Corporation's Common Stock for those executive officers named in the Summary Compensation Table. These grants were made under the Stock Option Plan for Key Employees and its successor, the Stock Incentive Plan. The data reported are as of June 30, 1996.

                                                                                        VALUE OF UNEXERCISED IN-THE-
                                                                                                    MONEY
                                                          NUMBER OF UNEXERCISED                OPTIONS/SARS AT
                                                         OPTIONS/SARS AT FISCAL               FISCAL YEAR-END*
                        SHARES           VALUE                 YEAR-END(#)                           ($)
                      ACQUIRED ON      REALIZED       -----------------------------     -----------------------------
       NAME           EXERCISE(#)         ($)         EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- - ---------------------------------------------------------------------------------------------------------------------
P. W. Farmer              4,000           141,500        37,744           31,880           959,003           71,250
W. E. Cantrell           12,000           453,620        32,648           21,203           751,301          115,750
J. C. Garrett                 0                 0        10,000           10,000           238,750           23,750
G. W. Numann             11,973           268,542        24,608           14,909           750,923           26,125
B. R. Roub                9,970           154,266             0           16,623                 0           21,375

                                ---------------

*Based on the closing price of $61.00 per share on the New York Stock Exchange
 -- Composite Transactions of the Corporation's Common Stock on June 30, 1996.


LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                       PERFORMANCE OR
                                        OTHER PERIOD                  ESTIMATED FUTURE PAYOUTS
                                           UNTIL          -------------------------------------------------
                         NUMBER OF     MATURATION OR        THRESHOLD          TARGET            MAXIMUM
        NAME              SHARES           PAYOUT             SHARES           SHARES            SHARES
- - -----------------------------------------------------------------------------------------------------------
P. W. Farmer               15,000          6/30/98              0               15,000            30,000
W. E. Cantrell              5,000          6/30/98              0                5,000            10,000
J. C. Garrett               5,000          6/30/98              0                5,000            10,000
G. W. Numann                5,000          6/30/98              0                5,000            10,000
B. R. Roub                  4,500          6/30/98              0                4,500             9,000

                                ---------------

Awards of performance shares under the Stock Incentive Plan to participants are made at the beginning of each performance period and are earned based on the performance of the business unit, the Corporation or some combination thereof. The plan is designed to motivate key employees to maximize longer term appreciation in shareholder value by aligning their interests with shareholder interests. Final payout is determined by the Board, in the case of Mr. Farmer, and as to the other executive officers by the Management Development and Nominating Committee and is based upon financial performance compared with Strategic Plan objectives. Performance criteria include the Corporation's cumulative earnings per share over the three year Strategic Plan cycle for Messrs. Farmer and Roub. In the case of Messrs. Garrett and Numann, 80% of the award is based upon relevant sector cumulative net income over the Strategic Plan cycle and 20% on the Corporation's cumulative earnings per share over the Strategic Plan cycle. Mr. Cantrell's award is based on Lanier Worldwide's cumulative net income over the Plan cycle. The terms of these awards comply with Internal Revenue Code Section 162(m) requirements. Participants receive quarterly cash payments on the performance share awards in an amount equal to dividends paid to shareholders on the Corporation's Common Stock.

In the event of a change in control, the performance objectives applicable to the award are deemed to be attained. For performance shares awarded prior to July 1, 1996, including those stated in the table above, such awards are cashed out immediately prior to the change in control. For performance shares awarded after July 1, 1996, shares are paid out at the end of the performance period, provided however: (i) in the event of death, disability, retirement or involuntary termination other than for cause, the shares shall be paid as soon as practicable; (ii) in the event of resignation or termination for cause, the shares shall be forfeited; and (iii) in the event of a change in the Corporation's capital structure, then, at the participant's election, the award shall be paid in shares or cash as soon as practicable.
                               ------------------

LANIER WORLDWIDE PENSION PLAN

The Lanier Worldwide, Inc. Pension Plan is a defined benefit plan. Substantially all of the United States employees of Lanier Worldwide and its participating subsidiaries are eligible to participate. The Plan is fully paid by Lanier Worldwide, and employees become vested upon the completion of five years of service. For an employee retiring at age 65, annual pension benefits are determined by adding (a) 1.22% of the average of the employee's five highest consecutive years' compensation in the last ten calendar years before retirement, multiplied by the lesser of the employee's years of service or 30, and (b) .33% of that part of the employee's five-year average compensation in excess of a certain amount, mul-tiplied by the lesser of the employee's years of service or 30. The following table sets forth the estimated annual pension benefits payable upon retirement in specified compensation and years of service classifications. The amounts shown in the table apply to employees of Lanier Worldwide retiring after June 30, 1995, at age 65 or older.

                               PENSION PLAN TABLE

  HIGHEST
CONSECUTIVE                ESTIMATED ANNUAL ANNUITY FOR
   5-YEAR                   CREDITED YEARS OF SERVICE
  AVERAGE        ------------------------------------------------
COMPENSATION        15           20           25           30
- - -----------------------------------------------------------------
  $100,000          21,887       29,183       36,479       43,775
   200,000          45,137       60,183       75,229       90,275
   300,000          68,387       91,183      113,979      136,775
   400,000          91,637      122,183      152,729      183,275
   500,000         114,887      153,183      191,479      229,775
   600,000         138,137      184,183      230,228      276,275

Compensation pursuant to the plan is base salary, bonuses and sales commissions. Base salary for purposes of calculating retirement benefits under the Plan includes amounts deferred under the Lanier Worldwide, Inc. Savings Incentive Plan. For fiscal 1996, average compensation for Mr. Cantrell does not include amounts earned under the Long Term Incentive Plan. As of June 30, 1996, Mr. Cantrell's average compensation, as currently limited by the Internal Revenue Code of 1986, as amended, was $150,000, and he had 30 credited years of service in the Plan.

Lanier Worldwide's Supplemental Executive Retirement Plan furnishes certain employees retirement benefits which would have been available under the Pension Plan but for the limitations imposed by the Internal Revenue Code. Upon retirement or other termination, the then value of the excess benefits are payable in cash.

EXECUTIVE SEVERANCE AGREEMENTS

To provide continuity of management and dedication of the Corporation's corporate officers in the event of a threatened or actual change in control of the Corporation, the Board of Directors approved severance agreements for the officers, including the executive officers named in the table. The officer is entitled to payments in the event of termination of employment for defined reasons during a two year period following a change in control. Upon termination, other than for cause, disability, resignation or retirement, the officer is entitled to payments in an amount equal to one, two or three times annual base and incentive compensation, depending on the officer's responsibilities. The amounts are three years compensation for Mr. Farmer and two years compensation for the other officers named in the table. In addition, the agreements provide for the payments of any federal excise taxes payable by the officer in the event the officer's employment is terminated. The agreements also provide for vesting of amounts in the Corporation's retirement plan for the account of the executive and continuation of employee, welfare and fringe benefits and paid vacation for a period of two years following a change in control.

SELECTION OF AUDITORS

The Board of Directors recommends the selection of Ernst & Young LLP, independent public accountants, to audit the books and accounts of the Corporation for the current fiscal year which ends June 30, 1997. A representative of Ernst & Young LLP is expected to be present at the shareholders' meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions of shareholders.

                               ------------------

SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

Shareholder proposals intended to be presented at the 1997 annual meeting of shareholders and to be included in the Corporation's proxy statement and form of proxy for that meeting must be received by the Corporation not later than May 19, 1997.

                                 HARRIS CORPORATION

                              MELBOURNE, FLORIDA 32919

         P.W. FARMER, B.R. ROUB and R.L. BALLANTYNE, or any of them, are
    P    hereby authorized, with full power of substitution, to represent
    R    and to vote the stock of the undersigned at the Annual Meeting of
    O    Shareholders of the Corporation to be held on October 25, 1996, or
    X    at any adjournment, upon such business as may properly come before
    Y the meeting, including the following items as set forth in the Proxy Statement.

            1. Election of Directors, Nominees:
                                                                           (change of address)
               Robert Cizik, John T. Hartley, Karen Katen                  __________________________________
                                                                           __________________________________
            2. Selection of Ernst & Young LLP                              __________________________________
                                                                           __________________________________
                                                                           (If you have written in the above
                                                                           space, please mark the
                                                                           corresponding box on the reverse
                                                                           side of this card.)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. THIS PROXY, WHEN PROPERLY EXECUTED, IS VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                SEE REVERSE
                                                                   SIDE

            X   PLEASE MARK YOUR                                      SHARES IN YOUR NAME  REINVESTMENT SHARES
                VOTES AS IN THIS
                EXAMPLE.

                        FOR        WITHHELD                           FOR       AGAINST     ABSTAIN
    1. Election of     /  /         /  /          2.  Selection of
       Directors                                      Ernst & Young
       (see reverse)                                  LLP as auditors


       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

       For, except vote withheld from the following nominee(s):

       --------------------------------------------------------

                           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NO
                           SPECIFICATION IS MADE, IT WILL BE VOTED FOR EACH ITEM SET FORTH ABOVE.

                            PROXY-PLEASE MARK, DATE, SIGN AND MAIL PROMPTLY

                                       Change       /  /
                                        of
                                       Address

                                       Attend      /  /
                                       Meeting

SIGNATURE(S)  _____________________________________________________________   DATE  _________________

SIGNATURE(S)  _____________________________________________________________   DATE  _________________
       Please sign exactly as name appears above.  When signing as attorney, executor, administrator, trustee, or guardian, give your full title as such.


                                 HARRIS CORPORATION

                              MELBOURNE, FLORIDA 32919

         TO PARTICIPANTS IN THE RETIREMENT PLAN HARRIS STOCK FUND:
         THIS INSTRUCTION CARD IS SOLICITED BY THE HARRIS RETIREMENT PLAN TRUSTEE. UNDER THE TERMS OF THE HARRIS RETIREMENT PLAN, A PARTICIPANT MAY PROVIDE INSTRUCTIONS TO THE PLAN TRUSTEE ON HOW TO VOTE THE SHARES ALLOCABLE TO THAT PARTICIPANT'S HARRIS STOCK FUND ACCOUNT, INCLUDING THE FOLLOWING ITEMS AS SET FORTH IN THE PROXY STATEMENT.

            1. Election of Directors, Nominees:

               Robert Cizik, John T. Hartley, Karen Katen

            2. Selection of Ernst & Young LLP

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE.

                                                                SEE REVERSE
                                                                   SIDE

       X   PLEASE MARK YOUR                                    SHARES ALLOCATED TO YOUR RETIREMENT PLAN ACCOUNT.
           VOTES AS IN THIS
           EXAMPLE.
                       FOR        WITHHELD                                 FOR       AGAINST     ABSTAIN
    1. Election of    /  /         /  /               2. Selection of      /  /       /  /        /  /
     Directors                                           Ernst & Young
     (see reverse)                                       LLP as auditors


     For, except vote withheld from the following nominee(s):

     ________________________________________________________



                                          VOTING INSTRUCTION CARD-PLEASE MARK,
                                          DATE, SIGN AND MAIL PROMPTLY

SIGNATURE(S)  _____________________________________________________________   DATE ____________________
Please complete this side, sign exactly as name appears above, date and return this confidential voting card promptly in the enclosed postage-paid envelope.


                                 HARRIS CORPORATION

                              MELBOURNE, FLORIDA 32919

         TO PARTICIPANTS IN THE LANIER WORLDWIDE SAVINGS INCENTIVE PLAN:
         THIS INSTRUCTION CARD IS SOLICITED BY THE LANIER WORLDWIDE SAVINGS INCENTIVE PLAN TRUSTEE. UNDER THE TERMS OF THE LANIER WORLDWIDE SAVINGS INCENTIVE PLAN, A PARTICIPANT MAY PROVIDE INSTRUCTIONS TO THE PLAN TRUSTEE ON HOW TO VOTE THE SHARES ALLOCABLE TO THAT PARTICIPANT'S HARRIS STOCK FUND ACCOUNT, INCLUDING THE FOLLOWING ITEMS AS SET FORTH IN THE PROXY STATEMENT.

            1. Election of Directors, Nominees:

               Robert Cizik, John T. Hartley, Karen Katen

            2. Selection of Ernst & Young LLP

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE.

                                                                SEE REVERSE
                                                                   SIDE

       X   PLEASE MARK YOUR                              SHARES ALLOCATED TO YOUR RETIREMENT PLAN ACCOUNT.
           VOTES AS IN THIS
           EXAMPLE.

                       FOR        WITHHELD                             FOR       AGAINST    ABSTAIN
    1. Election of     /  /                    2. Selection of        /  /        /  /       /  /
       Directors                                  Ernst & Young
       (see reverse)                              LLP as auditors

     For, except vote withheld from the following nominee(s):

     ----------------------------------------------------------

                                             VOTING INSTRUCTION CARD-PLEASE
                                             MARK, DATE, SIGN AND MAIL PROMPTLY


SIGNATURE(S)  _____________________________________________________________   DATE ____________________
Please complete this side, sign exactly as name appears above, date and return this confidential voting card promptly in the enclosed postage-paid envelope.